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                                                                    EXHIBIT 23.1

                          CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated October 16, 1996 relating to the consolidated financial statements of Rogue Wave Software, Inc., which appears on page F-2 of Rogue Wave Software, Inc.'s Prospectus dated November 21, 1996 filed pursuant to Rule 424(b) of the Securities Act of 1933.

                                                 KPMG PEAT MARWICK LLP
Portland, Oregon
November 21, 1996